Exhibit 99.2



                  GLENAYRE TECHNOLOGIES, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                            As of September 30, 2006

                                                                              Discontinued   Pro-Forma -            Pro Forma
                                                           As Reported         Operations    Adjustments   Notes     Adjusted

ASSETS
Current Assets:
Cash and cash equivalents                              $         64,150  $             - $        23,934   ( a )$        88,084
Restricted cash                                                   2,295                -            (934)  ( b )          1,361
Accounts receivable, net                                         51,884          (11,712)              -                 40,172
Current portion of long-term receivable                           2,163                -               -                  2,163
Inventories, net                                                 18,041           (8,616)              -                  9,425
Prepaid expenses and other current assets                        18,764           (1,471)              -                 17,293
Assets related to discontinued operations                             -           30,319         (30,319)  ( c )              -
                                                         ---------------   --------------  --------------         --------------
    Total Current Assets                                        157,297            8,520          (7,319)               158,498

Restricted cash                                                  22,248                -               -                 22,248
Property, plant and equipment, net                               66,586           (8,520)              -                 58,066
Long-term receivable                                              6,754                -               -                  6,754
Goodwill                                                          2,382                -               -                  2,382
Intangible assets                                                58,874                -               -                 58,874
Deferred income taxes                                             2,858                -               -                  2,858
Other assets                                                      5,172                -               -                  5,172
                                                         ---------------   --------------  --------------         --------------
TOTAL ASSETS                                           $        322,171  $             - $        (7,319)       $       314,852
                                                         ===============   ==============  ==============         ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable                                       $         35,916  $        (3,167)$             -        $        32,749
Accrued and other liabilities                                    40,026           (4,882)              -                 35,144
Income taxes payable                                              8,411                -               -                  8,411
Deferred income taxes                                               233                -               -                    233
Deferred revenue                                                  4,038           (4,038)              -                      -
Loans from employees                                              1,127                -               -                  1,127
Current portion of long-term debt                                20,131                -               -                 20,131
Accrued liabilities, discontinued operations                        108           12,262         (12,262)  ( c )            108
                                                         ---------------   --------------  --------------         --------------
    Total Current Liabilities                                   109,990              175         (12,262)                97,903

Other non-current liabilities                                     3,694             (175)              -                  3,519
Loans from employees                                              3,752                -               -                  3,752
Long-term debt                                                   51,938                -               -                 51,938
Pension and other defined benefit obligations                    34,042                -               -                 34,042
Deferred income taxes                                             9,805                -               -                  9,805
                                                         ---------------   --------------  --------------         --------------
Total Liabilities                                               213,221                -         (12,262)               200,959
Minority interest in subsidiary company                             871                -               -                    871
Stockholders' Equity                                            108,079                -           4,943                113,022
                                                         ---------------   --------------  --------------         --------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $        322,171  $             - $        (7,319)       $       314,852
                                                         ===============   ==============  ==============         ==============

             GLENAYRE TECHNOLOGIES, INC. AND SUBSIDIARIES
              UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                 Nine months ended September 30, 2006
               (In thousands, except per share amounts)

                                                                              Less
                                                                          Discontinued       Pro-Forma -           Pro-Forma -
                                                          As Reported      Operations        Adjustments   Notes   As Adjusted
REVENUES:
    Product sales                                      $    199,801     $     (29,234)    $            -         $     170,567
    Service revenues                                         73,951           (15,816)                 -                58,135
                                                         -----------      ------------      -------------          ------------
        Total Revenues                                      273,752           (45,050)                 -               228,702
                                                         -----------      ------------      -------------          ------------
COST of REVENUES :
    Cost of sales                                           157,566           (12,571)                 -               144,995
    Cost of services                                         53,459            (8,744)                 -                44,715
                                                         -----------      ------------      -------------          ------------
        Total Cost of Revenues                              211,025           (21,315)                 -               189,710
                                                         -----------      ------------      -------------          ------------

GROSS MARGIN                                                 62,727           (23,735)                 -                38,992

OPERATING EXPENSES:
    Selling, general and administrative expense              53,935           (19,394)               866   (d )         35,407
    Research and development expense                         12,171           (12,171)                 -                     -
    Amortization of intangible assets                         5,818                 -                  -                 5,818
                                                         -----------      ------------      -------------          ------------
        Total Operating Expenses                             71,924           (31,565)               866                41,225

                                                         -----------      ------------      -------------          ------------
OPERATING LOSS                                               (9,197)            7,830               (866)               (2,233)
                                                         -----------      ------------      -------------          ------------

OTHER INCOME (EXPENSE):
    Interest income                                           3,151            (1,864)             1,864   (e)           3,151
    Interest expense                                         (4,541)              (58)                58   (f)          (4,541)
    Loss on currency swap, net                               (2,059)                -                  -                (2,059)
    Transaction gain, net                                     1,153                99                  -                 1,252
    Other income (expense), net                                 (88)               (4)                 -                   (92)
                                                         -----------      ------------      -------------          ------------
        Total Other Expense                                 (2,384)           (1,827)             1,922                (2,289)
                                                         -----------      ------------      -------------          ------------

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME               (11,581)            6,003              1,056                (4,522)
    TAXES AND EXTRAORDINARY ITEM
    Provision for income taxes                                2,625              (377)                 -                 2,248
    Minority interest                                          (114)                -                  -                  (114)
LOSS FROM CONTINUING OPERATIONS BEFORE
                                                         -----------      ------------      -------------          ------------
    EXTRAORDINARY ITEM                                 $    (14,092)    $       6,380     $        1,056         $      (6,656)
                                                         ===========      ============      =============          ============

LOSS PER WEIGHTED AVERAGE COMMON SHARE:
Loss from continuing operations                        $      (0.21)                                             $       (0.10)

LOSS PER COMMON SHARE --- ASSUMING DILUTION:
Loss from continuing operations                        $      (0.21)                                             $       (0.10)

              GLENAYRE TECHNOLOGIES, INC. AND SUBSIDIARIES
              UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      Year ended December 31, 2005
                (In thousands, except per share amounts)

                                                                              Less
                                                                          Discontinued       Pro-Forma -           Pro-Forma -
                                                          As Reported      Operations        Adjustments   Notes   As Adjusted
REVENUES:
    Product sales                                       $    190,893     $     (53,055)    $           -         $     137,838
    Service revenues                                          76,925           (25,175)                -                51,750
                                                          -----------      ------------      ------------          ------------
        Total Revenues                                       267,818           (78,230)                -               189,588
                                                          -----------      ------------      ------------          ------------
COST of REVENUES :
    Cost of sales                                            135,515           (20,672)                -               114,843
    Cost of services                                          48,921           (12,478)                -                36,443
                                                          -----------      ------------      ------------          ------------
        Total Cost of Revenues                               184,436           (33,150)                -               151,286
                                                          -----------      ------------      ------------          ------------

GROSS MARGIN                                                  83,382           (45,080)                -                38,302

OPERATING INCOME:
    Selling, general and administrative expense               52,350           (28,162)            3,273   (d )         27,461
    Research and development expense                          14,102           (14,102)                -                     -
    Amortization of intangible assets                          3,729                 -                 -                 3,729
                                                          -----------      ------------      ------------          ------------
        Total Operating Expenses                              70,181           (42,264)            3,273                31,190

                                                          -----------      ------------      ------------          ------------
OPERATING INCOME                                              13,201            (2,816)           (3,273)                7,112
                                                          -----------      ------------      ------------          ------------

OTHER INCOME (EXPENSE):
    Interest income                                            2,914            (2,156)            2,156   (e)           2,914
    Interest expense                                          (3,631)                6                (6)  (f)          (3,631)
    Gain on currency swap, net                                   789                 -                 -                   789
    Transaction loss, net                                     (1,914)               57                 -                (1,857)
    Other income (expense), net                                  100               (24)                -                    76
                                                          -----------      ------------      ------------          ------------
         Total Other Expense                                  (1,742)           (2,117)            2,150                (1,709)
                                                          -----------      ------------      ------------          ------------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME               11,459            (4,933)           (1,123)                5,403
    TAXES
    Provision for income taxes                                 3,761              (257)                -                 3,504
    Minority interest                                            114                 -                 -                   114

                                                          -----------      ------------      ------------          ------------
INCOME FROM CONTINUING OPERATIONS                       $      7,584     $      (4,676)    $      (1,123)        $       1,785
                                                          ===========      ============      ============          ============

INCOME PER WEIGHTED AVERAGE COMMON SHARE:
Income from continuing operations                       $       0.11                                             $        0.03

INCOME PER COMMON SHARE --- ASSUMING DILUTION:
Income from continuing operations                       $       0.11                                             $        0.03


                  GLENAYRE TECHNOLOGIES, INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                          Year ended December 31, 2004
                    (In thousands, except per share amounts)


                                                                              Less
                                                                          Discontinued       Pro-Forma -           Pro-Forma -
                                                          As Reported      Operations        Adjustments   Notes   As Adjusted
REVENUES:
     Product sales                                      $     30,423     $     (30,423)    $                     $         -
     Service revenues                                         20,152           (20,152)                                    -
                                                          -----------      ------------      ------------          ------------
         Total Revenues                                       50,575           (50,575)                -                   -
                                                          -----------      ------------      ------------          ------------
COST of REVENUES :
     Cost of sales                                            16,491           (16,491)                                    -
     Cost of services                                          9,380            (9,380)                                    -
                                                          -----------      ------------      ------------          ------------
         Total Cost of Revenues                               25,871           (25,871)                -                   -
                                                          -----------      ------------      ------------          ------------

GROSS MARGIN                                                  24,704           (24,704)                -                   -

OPERATING EXPENSES:
     Selling, general and administrative expense              20,577           (20,577)            5,252   (d )        5,252
     Research and development expense                         13,396           (13,396)                -                   -
                                                          -----------      ------------      ------------          ------------
         Total Operating Expenses                             33,973           (33,973)            5,252               5,252

                                                          -----------      ------------      ------------          ------------
OPERATING LOSS                                                (9,269)            9,269            (5,252)             (5,252)
                                                          -----------      ------------      ------------          ------------

OTHER INCOME (EXPENSE):
     Interest income                                           1,203            (1,203)            1,203   (e)         1,203
     Interest expense                                           (228)              228              (228)  (f)          (228)
     Other income (expense), net                                  99               (99)                -                   -
                                                          -----------      ------------      ------------          ------------
          Total Other Income                                   1,074            (1,074)              975                 975
                                                          -----------      ------------      ------------          ------------

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME                 (8,195)            8,195            (4,277)             (4,277)
     TAXES
     Benefit for income taxes                                    (55)               55                 -                   -

                                                          -----------      ------------      ------------          ------------
LOSS FROM CONTINUING OPERATIONS                         $     (8,140)    $       8,140     $      (4,277)        $    (4,277)
                                                          ===========      ============      ============          ============

LOSS PER WEIGHTED AVERAGE COMMON SHARE:
Loss from continuing operations                         $      (0.12)                                            $     (0.06)

LOSS PER COMMON SHARE --- ASSUMING DILUTION:
Loss from continuing operations                         $      (0.12)                                            $     (0.06)

              GLENAYRE TECHNOLOGIES, INC. AND SUBSIDIARIES
              UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      Year ended December 31, 2003
                (In thousands, except per share amounts)

                                                                              Less
                                                                          Discontinued       Pro-Forma -           Pro-Forma -
                                                          As Reported      Operations        Adjustments   Notes   As Adjusted
REVENUES:
    Product sales                                       $     40,795     $     (40,795)    $                     $           -
    Service revenues                                          17,364           (17,364)                                      -
                                                          -----------      ------------      ------------          ------------
        Total Revenues                                        58,159           (58,159)                -                     -
                                                          -----------      ------------      ------------          ------------
COST of REVENUES :
    Cost of sales                                             20,619           (20,619)                                      -
    Cost of services                                          10,383           (10,383)                                      -
                                                          -----------      ------------      ------------          ------------
        Total Cost of Revenues                                31,002           (31,002)                -                     -
                                                          -----------      ------------      ------------          ------------

GROSS MARGIN                                                  27,157           (27,157)                -                     -

OPERATING EXPENSES:
    Selling, general and administrative expense               24,922           (24,922)            4,853   (d )          4,853
    Research and development expense                          18,187           (18,187)                                      -
                                                          -----------      ------------      ------------          ------------
        Total Operating Expenses                              43,109           (43,109)            4,853                 4,853

                                                          -----------      ------------      ------------          ------------
OPERATING LOSS                                               (15,952)           15,952            (4,853)               (4,853)
                                                          -----------      ------------      ------------          ------------

OTHER INCOME (EXPENSE):
    Interest income                                            1,489            (1,489)            1,489   (e)           1,489
    Interest expense                                             (61)               61               (61)  (f)             (61)
    Other income (expense), net                                   53               (53)                -                     -
                                                          -----------      ------------      ------------          ------------
         Total Other Income                                    1,481            (1,481)            1,428                 1,428
                                                          -----------      ------------      ------------          ------------

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME                (14,471)           14,471            (3,425)               (3,425)
    TAXES
    Provision for income taxes                                    27               (27)                -                     -

                                                          -----------      ------------      ------------          ------------
LOSS FROM CONTINUING OPERATIONS BEFORE                  $    (14,498)    $      14,498     $      (3,425)        $      (3,425)
                                                          ===========      ============      ============          ============

LOSS PER WEIGHTED AVERAGE COMMON SHARE:
Loss from continuing operations                         $      (0.22)                                            $       (0.05)

LOSS PER COMMON SHARE --- ASSUMING DILUTION:
Loss from continuing operations                         $      (0.22)                                            $       (0.05)


                  GLENAYRE TECHNOLOGIES, INC. AND SUBSIDIARIES
  NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

      The pro forma adjustments related to the unaudited pro forma condensed consoldiated balance sheet as of September 30, 2006 assume the disposition took place on September 30, 2006 and are as follows:

       ( a ) Represents estimated total cash proceeds of $25 million from the sale of the Messaging business net of approximately $2 million of transaction costs and the release of $934,000 of restricted cash. These amounts do not reflect any adjustments based on net working capital as of the closing.

       ( b ) Represents the release of $934,000 of restricted cash as disclosed in item ( a ).

       ( c ) Represents the elimination of the assets and liabilities of the Messaging business.


      The pro forma adjustments related to the unaudited pro forma condensed statements of operations for the nine months ended September 30, 2006 and for the years ended December 31, 2005, 2004 and 2003 assume the disposition took place on January 1, 2003 and are as follows:

       ( d ) Represents an adjustment to add back allocated corporate overhead costs. Approximately 20% of the Company's corporate overhead costs were allocated to the Messaging business subsequent to the acquisition of Universal Music Group's U.S. and central European manufacturing and distribution operations on June 1, 2005 by the Company's EDC division. Prior to the EDC acquisition all corporate overhead was allocated to the Messaging business.

       ( e ) Represents adjustments to add back interest income on cash and short-term investments held at the corporate level.

       ( f ) Represents adjustments to add back interest expense on various obligations at the corporate level.